SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           September 13, 2004
                                                 -----------------------------


                               GULF POWER COMPANY
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             (Exact name of registrant as specified in its charter)


              Maine               0-2429             59-0276810
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(State or other jurisdiction    (Commission File  (IRS Employer Identification
    of incorporation)             Number)                      No.)


             One Energy Place, Pensacola, Florida                32520-0786
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           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code         (850) 444-6111
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.      Other Events.
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                On September 13, 2004, Gulf Power Company (the "Company")

entered into an Underwriting Agreement covering the issue and sale by the

Company of $75,000,000 aggregate principal amount of its Series K 4.90% Senior

Notes due October 1, 2014 (the "Series K Senior Notes"). Said Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-118060, 333-118060-01

and 333-118060-02) of the Company.


Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

           (c) Exhibits.

            1 Underwriting Agreement related to the Series K Senior Notes, dated September 13, 2004, among the Company and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives of the Underwriters.

            4.1 Eleventh Supplemental Indenture to Senior Note Indenture dated as of September 22, 2004, providing for the issuance of the Company's Series K Senior Notes.

            4.2   Form of Series K Senior Note (included in Exhibit 4.1 above).

            5     Opinion of Troutman Sanders LLP.

            12     Computation of ratio of earnings to fixed charges.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of

1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     September 22, 2004               GULF POWER COMPANY



                                           By /s/ Wayne Boston
                                                  Wayne Boston
                                               Assistant Secretary